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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)        January 31, 1995
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                     P.A.M. Transportation Services, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                                0-15057                71-0633135
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


Highway 412 West, P.O. Box 188, Tontitown, Arkansas                    72770
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code          (501) 361-9111
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                                Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 31, 1995, P.A.M. Transportation Services, Inc., a Delaware corporation (the "Company"), closed the purchase of all of the outstanding capital stock (the "Shares") of Choctaw Express, Inc. ("CEI") and Choctaw Brokerage, Inc. ("CBI"), Oklahoma corporations, from Joe M. Bussell ("Bussell"), pursuant to a Stock Purchase Agreement by and among the Company, CEI, CBI and Bussell (the "Agreement"). The total purchase price for the Shares was $2,530,915, which was negotiated by the parties at arms-length. Pursuant to the Agreement, the Company paid Bussell 95% of the purchase price for the Choctaw stock in cash at closing, which amounted to $2,404,369. The balance of the purchase price ($126,546) will be reserved by the Company for a period of 120 days after the closing date for the purpose of determining the collectibility of accounts receivable of CEI and CBI. The purchase price is subject to a post-closing adjustment based upon the net book value of CEI and CBI as of the closing date, with the purchase price to be adjusted up or down on a dollar-for-dollar basis based upon the closing date net book value of CEI and CBI as compared to the November 30, 1994 net book value of CEI and CBI. The Company paid the purchase price by utilizing its existing line of credit with First Tennessee Bank National Association.

         CEI and CBI are engaged in the truckload common and contract motor carrier and motor carrier brokerage businesses.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.   (b)     Proforma
             Financial Information.

             The financial statements and proforma financial information required to be filed for the acquired businesses are not yet available, and the Company will file such financial statements and proforma financial information as soon as they are available, but in any event not later than sixty days after this Report on Form 8-K is filed.

         (c) Exhibits:

          2.1 - Stock Purchase Agreement, dated January 31, 1995 by and among P.A.M. Transportation Services, Inc., Choctaw Express, Inc., Choctaw Brokerage, Inc. and Joe M. Bussell.

         10.1 - Non-Competition Agreement dated January 31, 1995 by and between P.A.M. Transportation Services, Inc. and Joe M. Bussell.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            P.A.M. TRANSPORTATION SERVICES, INC.



                                            By: /s/ Larry J. Goddard
                                               ---------------------------------
                                                       Larry J. Goddard
                                                       Vice President Finance

Dated:  February 6, 1995
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                                 EXHIBIT INDEX


                                                                                                  SEQUENTIAL
   EXHIBIT NO.                               DESCRIPTION OF EXHIBIT                                PAGE NO.
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
       2.1         Stock Purchase Agreement, dated January 31, 1995 by and among P.A.M.
                   Transportation Services, Inc., Choctaw Express, Inc., Choctaw Brokerage,
                   Inc. and Joe M. Bussell

       10.1        Non-Competition Agreement, dated January 31, 1995 by and between P.A.M.
                   Transportation Services, Inc. and Joe M. Bussell
